Investor Update | Second Quarter 2022 Exhibit 99.1

This presentation may contain forward-looking statements regarding M&T Bank Corporation (“M&T”) within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement that does not describe historical or current facts is a forward-looking statement, including statements based on current expectations, estimates and projections about M&T’s business, and management’s beliefs and assumptions. Statements regarding the potential effects of notable national and global current events, including the war in Ukraine, the COVID-19 pandemic, and economic conditions and trends, on M&T's business, financial condition, liquidity and results of operations may constitute forward-looking statements. Such statements are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond M&T's control. Also as described further below, statements regarding M&T's expectations or predictions regarding M&T’s acquisition of People's United Financial Inc. are forward-looking statements, including statements regarding the expected financial results, prospects, targets, goals and outlook. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," or "potential," by future conditional verbs such as "will," "would," "should," "could," or "may," or by variations of such words or by similar expressions. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions (“future factors") which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Examples of future factors include uncertainties related to: the impact of the People's United transaction (as described in the next paragraph); the impact of the war in Ukraine; ongoing changes in economic conditions, including inflation; the ongoing impact of the COVID-19 pandemic; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; prepayment speeds, loan originations, credit losses and market values on loans, collateral securing loans, and other assets; sources of liquidity; common shares outstanding; common stock price volatility; fair value of and number of stock-based compensation awards to be issued in future periods; the impact of changes in market values on trust-related revenues; legislation or regulations affecting the financial services industry and/or M&T and its subsidiaries individually or collectively, including tax policy; regulatory supervision and oversight, including monetary policy and capital requirements; governmental and public policy changes; the outcome of pending and future litigation and governmental proceedings, including tax-related examinations and other matters; changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board, regulatory agencies or legislation; increasing price, product, and service competition by competitors, including new entrants; rapid technological developments and changes; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; the mix of products and services; containing costs and expenses; protection and validity of intellectual property rights; reliance on large customers; technological, implementation and cost/financial risks in large, multi-year contracts; continued availability of financing; financial resources in the amounts, at the times and on the terms required to support M&T and its subsidiaries' future businesses; and material differences in the actual financial results of merger, acquisition and investment activities compared with M&T's initial expectations, including the full realization of anticipated cost savings and revenue enhancements. In addition, future factors related to the acquisition of People's United include, among others: the outcome of any legal proceedings that may be instituted against M&T; the possibility that the anticipated benefits of the transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where M&T does business; diversion of management's attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships; M&T's success in executing its business plans and strategies and managing the risks involved in the foregoing; the business, economic and political conditions in the markets in which M&T operates; and other factors that may affect future results of M&T. Future factors related to the acquisition also include risks, such as, among others: that there could be an adverse effect on M&T's ability to retain customers and retain or hire key personnel and maintain relationships with customers; that integration efforts may be more difficult or time-consuming than anticipated, including in areas such as sales force, cost containment, asset realization, systems integration and other key strategies; that profitability following the combination may be lower than expected including for possible reasons such as lower than expected revenues or higher or unexpected costs, charges or expenses resulting from the transaction; unforeseen risks relating to liabilities of M&T or People's United that may exist; and other factors that may affect future results of M&T. These are representative of the future factors that could affect the outcome of the forward-looking statements. In addition, such statements could be affected by general industry and market conditions and growth rates, general economic and political conditions, either nationally or in the states in which M&T and its subsidiaries do business, including interest rate and currency exchange rate fluctuations, changes and trends in the securities markets, and other future factors. M&T provides further detail regarding these risks and uncertainties in its Form 10-K for the year-ended December 31, 2021, including in the Risk Factors section of such report, as well as in other SEC filings. Forward-looking statements speak only as of the date made, and M&T does not assume any duty and does not undertake to update forward-looking statements. Annualized, pro forma, projected, and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. Disclaimer

Top 20 U.S.-based, commercial bank holding company, with national capabilities from our suite of specialty businesses and Wilmington Trust Seasoned management team and deeply embedded culture Superior profitability and earnings and dividend growth over multiple economic cycles Decades of top quartile loan and deposit growth Local scale leading to superior pricing on both sides of the balance sheet, above peer risk-adjusted NIM and credit outperformance Disciplined and efficient operator and prudent stewards of shareholder capital Growth driven by relentless focus on customers, talent, and delivering innovative capabilities Practicing stakeholder capitalism for over 30 years, giving back to our communities Financial Highlights 1Q22 Symbol MTB Stock Price * $170.74 Market Capitalization * $30.6B P/TBV * 1.9x Total Assets ** $213B Deposits ** $179B Loans ** $128B Branches *** 1,048 Notes: *Close of business 5/17/2022 ** Includes People’s United balances as of 3/31/2022 excluding acquisition accounting adjustments. *** Includes M&T full-service branches and People’s United full-service branches as of 3/31/2022. M&T – A High Performing Community-Focused Bank

Source: S&P Global Market Intelligence. Notes: Historical data is through 2021 full year. EPS and dividend growth exclude firms that were not publicly traded in 2001. See Appendix for reconciliation of GAAP and non-GAAP measures. Strong Financial Results Over the Long-Term

Earnings & Dividend Growth: 1983 – 2021 14% EPS CAGR 13% Dividend CAGR Notes: CAGRs are from 1983 to full year 2021. The $14.11 operating EPS equals GAAP EPS of $13.80 plus the after-tax impact of amortization and merger-related expenses. See appendix for GAAP to non-GAAP reconciliation. Delivering Superior Financial Results Over Decades

The M&T Story: A High Performing Community-Focused Bank… ….Our Operating Principles Our People Operating Principles Mission Outcomes Talent & Capabilities Customers & Communities Ongoing insourcing of new capabilities Local Scale Credit Discipline Operating & Capital Efficiency Long-term and deep customer relationships Stable low-cost deposit base with top share in core markets Lead bank share among middle market firms in key communities #1 or 2 share in 8 of 12 SBA districts within footprint Long-term credit costs well below industry averages Particular outperformance in stressed environments Underwriting standards consistent throughout credit cycles Prudent expense management Lower PPNR and credit volatility supports capital efficiency Return-oriented capital allocation – growth, dividends, buybacks, or acquisitions Our purpose - To make a difference in people’s lives  Our mission- We are a bank for communities ─ committed to improving the lives of our customers and all the communities we touch. Seasoned and broad expertise

Disciplined return criteria – lending and investments Higher return earning asset mix Moderate dividend payout One of two S&P banks to maintain dividend through the Great Financial Crisis Acquisitions that clearly present value creation History of accretive acquisitions Consistently return excess capital to investors Top quartile returns; best-in-class EPS growth How we think about capital allocation Results Prudent Stewards of Shareholders’ Capital

2021 Operating Efficiency Ratio Sources: S&P Global Market Intelligence and company filings Note: See appendix for calculation of operating efficiency ratio and list of peers MTB Peer Range Median Efficient Operator Through the Cycles

Loans: MTB Peer Median Quartile Commercial Real Estate 5% > 2% Top Commercial & Industrial 5% > 4% 2nd Residential Real Estate 5% > 3% Top Consumer 4% > 2% 2nd Total Loans 5% > 2% Top Deposits: Noninterest-Bearing 13% > 9% Top Interest-Bearing 5% > 3% Top Total Deposits 8% > 5% Top Delivering Growth Over Decades Notes: Payout ratios are stated as a percent of net operating income. See appendix for non-GAAP reconciliation. EOP Loan and Deposit Growth per Share (2001-2021, CAGR) Source: S&P Global Market Intelligence.

Superior Credit Losses Through Multiple Economic Cycles NCO % of Loans Consistent credit standards through economic cycles Emphasis on secured lending: cash flow + collateral + guarantees Customer selection, supported by local market knowledge Working with customers to achieve best long-term outcome M&T Credit Philosophy While M&T’s long-term average nonaccrual rate has exceeded the peer median (1.1% vs. 0.9% for peers), its peak annual loss rate was 42% of the peer median – nonaccruals may not translate to losses MTB Industry “Great Financial Crisis” 2001 Recession S&L Crisis Peer Range Peer Median Source: S&P Global Market Intelligence and FRY9C. Note: Industry data represents all FDIC-insured institutions from the FDIC’s Quarterly Banking Profile.

Best-In-Class Credit NCO Ratios Across All Portfolios Notes: Payout ratios are stated as a percent of net operating income. See appendix for non-GAAP reconciliation. Source: S&P Global Market Intelligence and FRY9C. Note: Range measures the difference between the annual maximum and minimum for M&T and peers. Residential Real Estate Other CRE Other Consumer HELOC Construction C&I MTB Peer Range Peer Median

Hartford PF Rank Buffalo 1 Fairfield Co., CT(1) 1 Rochester 1 Baltimore 2 Hartford 2 New Haven 2 Philadelphia 7 Boston 8 Washington 11 New York 16 Buffalo Baltimore Wilmington Stamford Bridgeport Boston Contiguous Branch Footprint… People’s United transaction adds a leading market position in New England while increasing density in attractive New York markets …Combining Market Leading Franchises… Top 10 MSAs by Deposits Top Northeast Banks by Branches(2) …In Demographically Attractive Geographies Median Household Income New York Rochester (689 branches) (359 branches) Washington Local Scale in Key Markets in M&T Footprint Source: S&P Global Market Intelligence and FDIC Summary of Deposits. Notes: Demographics shown are deposit-weighted averages by MSA and county. Bridgeport-Stamford-Norwalk MSA As of 3/31/2022 for MTB and PBCT and as of 6/30/2021 for other banks. Top banks and thrifts by number of branches in Northeast / Mid-Atlantic regions (CT, DC, DE, MA, MD, ME, NH, NJ, NY, PA, RI, VA, VT, WV)

Total Cost of Deposits Noninterest-bearing deposits represented 45% of 1Q 2022 average total deposits for M&T compared to 35% peer median Noninterest Bearing Deposits / Total Deposits Local Scale Leads to Superior Deposit Franchise Sources: S&P Global Market Intelligence and FDIC

Higher Returns Relative to Risk Risk Adjusted Net Interest Margin (NII less NCO % of AEA) MTB Peer Median Peer Range Source: S&P Global Market Intelligence and company filings See appendix for calculation of risk adjust net interest margin and list of peers

Meeting Evolving Needs: Talent Is the Greatest Differentiator Seasoned, Skilled, and Stable Digitally forward, locally focused Enhanced team with new skill sets including design engineers and anthropologists to solve problems & deliver solutions Partnerships with Fintechs to innovate and create customer solutions New Capabilities More than 40% of our Board of Directors team is diverse Several diversity recognition programs and initiatives Increasingly Diverse 18-year average tenure for executive management Talent development programs span 4 decades Only 3 CEOs, 4 CFOs, and 2 CCOs in 38 years Delivering for our customers

Delivering Innovative Capabilities… …as Technology Transformation Continues Our Technology transformation is centered around Three Key Dimensions {Talent} •Pivoted to mostly insourced technologists •Increasing Technology Development Program (TDP) hires •Perpetually upskilling and reskilling our technologists •Leveraging the Tech Academy to grow local non-traditional talent {Capabilities} •More resilient, more reliable and more productive •Continuous improvement and “progressive renovation” of core systems •Modernized systems across the bank with more distributed capabilities and cloud •Positioning as great partner for Fintechs {Agility} • Agile-at-scale methodology • Customer experience led, agile-built, data-driven •Decomposed each business line/division into its enduring capabilities •Monitor speed, efficiency, quality and customer satisfaction {Talent} {Capabilities} {Agility}

Our Focus on Customers, Communities and Innovation Pays Dividends Customer Focused Business Support $1.5 billion in community development loans, lines of credit, & investments 40 hours of paid volunteer time to employees yearly $279 million in charitable contributions to not-for-profits over the past decade Launched Tech Academy Community Bootcamp Co-investments with start-ups Community Engagement Highest possible CRA rating from Federal Reserve since 1982 #1 or #2 SBA lender in 8 out of 12 markets One of seven banks nationally to receive a “Standout” rating in Greenwich’s Crisis Response Index 15 Greenwich Excellence & 3 Best Brand Awards in Small Business Banking 14 Greenwich Excellence & 3 Best Brand Awards for Middle Market Banking Top Rankings Long lasting relationships Offered pandemic-related mortgage loan relief to >129,000 customers Through the PPP program, funded >59K loans ($9.9 billion) and supported roughly 850K jobs in our local communities Won 112 Greenwich Excellence awards in Small Business since 2011 Ranked #7 SBA Lender in the country 91% of M&T Small Business customers rated M&T as excellent or above average in overall satisfaction When our customers and communities succeed, we all succeed Note: All data points are for 2021.

A Bank for Communities & Making a Difference – Our ESG Commitment $638.4 million funded in renewable energy projects over the past three years $173.8 million in financing provided for renewable energy projects in 2021 18% reduction in our total electricity usage since 2017 21% reduction in Scope 1 and 2 GHG emissions since 2019 Environment $33.9 million awarded in charitable contributions $1.7 billion in lending to projects containing affordable housing Designated as one of the Best Places to Work for LGBTQ+ Equality by the Human Rights Campaign Foundation and one of the Best Places to Work for Disability Inclusion in the 2021 Disability Equality Index Social 84% of Board members were independent 42% of Board members represented diverse groups We are committed to complying with the highest standards of business ethics and integrity Governance Note: The above highlights can be found in our 2021 ESG report. A copy of this report can be found on our website at https://ir.mtb.com/esg-report 1) TCFD = Task Force on Climate-related Financial Disclosures and 2) SASB = Sustainability Accounting Standards Board ESG Accomplishments and Highlights since Last Year 2021 ESG report included Inaugural TCFD(1) disclosure Second SASB(2) report Built a Centralized ESG Team Completed our 1st Materiality Assessment Defined Board and Management ESG Governance Launched Operational Sustainability Initiatives to Reduce Carbon Footprint

M&T – A High Performing Community-Focused Bank Top 20 U.S.-based, commercial bank holding company, with national capabilities from our suite of specialty businesses and Wilmington Trust Seasoned management team and deeply embedded culture Superior profitability and earnings and dividend growth over multiple economic cycles Decades of top quartile loan and deposit growth Local scale leading to superior pricing on both sides of the balance sheet, above peer risk-adjusted NIM and credit outperformance Disciplined and efficient operator and prudent stewards of shareholder capital Growth driven by relentless focus on customers, talent, and delivering innovative capabilities Practicing stakeholder capitalism for over 30 years, giving back to our communities

Current Themes & Key Messages

(2020/2021) Performance Through Unprecedented Environment Over Last 2 Years Increased Liquidity Built Capital Announced People’s United Acquisition Low Rates Supply Chain Disruptions COVID Uncertainty Built and Maintained Reserves Low Utilization Rates Environmental Challenges Outperformance(1) M&T’s Response Faced with a challenging environment, M&T conservatively navigated the last two years while still outperforming the peer group. Tepid Loan Demand Source: S&P Global Market Intelligence Notes: (1) ROTCE and PPNR/RWA are the average ROTCE and PPNR/RWA for 2020 and 2021 and TBVPS growth is from December 31, 2019 to December 31, 2021. See Appendix for reconciliation of GAAP to operating.

Environment Opening Up for “Dry Powder” Deployment Excess Liquidity Excess Capital People’s United Acquisition 2020 and 2021 ACL Release Below Peers Announced acquisition of like-minded banking franchise with contiguous footprint Grew capital ratios to historical highs and highest in peer group Preserved liquidity in low-rate environment Maintained highest cash levels as a % of earning assets to our history and versus our peer group Built ACL significantly above CECL Day 1 levels while the peer median is now slightly lower than CECL Day 1 levels 2022+ Complete integration process and begin realizing synergies Reaffirmed $800 million share repurchase program Higher interest rates supporting opportunities for cash deployment Minimal opportunity for peer benefits from ACL releases Goal: Top Quartile ROTCE

People’s United Financial Merger Creates Long-Term Shareholder Value On April 1, 2022, M&T successfully completed the acquisition of People’s United Financial valued at approximately $8.4 billion Complementary community banking purpose and commitment; since announcement, core People’s United customer retention strong Deal Pro Forma and Acquisition Accounting marks expected to be completed later in the second quarter Compelling Returns EPS accretion likely to be lower than announcement as M&T standalone has improved Annual tangible capital generation(1) expected to be >$650 million compared to >$600 million at announcement Cost saves still expected at $330 million; full run rate expected in early 2023 Expect transaction to be slightly dilutive to tangible book value but with the CET1 ratio >11% at closing Reaffirmed $800 million share repurchase program in February and have resumed repurchases in 2Q22 Systems conversion completion expected to occur in 3Q22 Note: (1) Tangible capital generation calculated as net operating income less dividends after fully phased-in cost savings.

2022 Outlook Including Impact from People’s United Interest-Earning Cash Securities Total Loans April 1 Combined(1) $45 Billion $21 Billion $128 Billion YE 2022 Guide Slightly under $30 billion Growth of ~$2 billion per quarter Up 3-5% (up 4-6% ex PPP/GNMA Buyouts) Note: (1) “Combined” includes legacy M&T as well as People’s United balances as of April 1, 2022. Balances do not yet include finalized acquisition accounting adjustments. (2) 2021 figures are pre-merger financials for standalone M&T. (3) Operating expenses excludes amortization of intangibles and merger-related costs. 2021(2) Avg $97 Billion 2022 Avg Up 24-26% 2022 Outlook 2021(2) Up 48%-52% Up 11%-13% NII (FTE) Fees (ex Securities G/L) Operating Expenses(3) Up 23%-26% $2,188 Million $3,840 Million $3,558 Million

“Dry Powder” from Above Peer Excess Liquidity Source: S&P Global Market Intelligence, and company filings Note: Securities includes trading assets Interest-Earning Deposits at Banks and Fed Funds Sold as a % of Total Earning Assets – As of 3/31/21 Securities as a % of Total Earning Assets – As of 3/31/21 Increase fixed rate exposure, reduce asset sensitivity On balance sheet: Retain residential mortgages Purchase securities Off-balance sheet: Rebuild hedge portfolio On the path to reduce downside risk… We estimate a 25-basis point rate increase translates to about $165 million to $225 million in incremental NII and +10 to +14 basis points in NIM Experiencing a meaningful increase in money market fee recapture in 2Q; we estimate $10 million in incremental fees for 2Q22 vs. 1Q22 …with still lots of “Dry Powder”

“Dry Powder” from Credit and Capital Above average ACL build compared to CECL Day 1 levels. M&T’s ACL/loans ratio is 30 bps above the CECL Day 1 level while the peer median is below (-8 bp) at 3/31/22 Recapture of reserves in excess of CECL Day 1 levels would translate into future earnings CET1 Ratio elevated versus peer group and historical levels M&T’s Board of Directors reaffirmed an $800 million share repurchase program in 1Q22 Issued $500 million in preferred stock in 2021 supporting Tier 1 regulatory capital levels Δ in ACL Ratio vs. CECL Day 1(1) Rank: 1st CET1 Ratio (1Q22) Rank: 1st Credit Capital M&T’s credit and capital position support earnings growth in a recovering market and serve as a prudent starting point for the 2022 CCAR cycle Source: S&P Global Market Intelligence and company filings Note: (1) The chart shows the difference in the ALLL ratio for March 31, 2022, minus the CECL Day 1 ACL ratio.

Q1 2022 | Appendix

Key Ratios Notes: (1) The Efficiency Ratio and Pre-provision Net Revenue are non-GAAP financial measures. The Efficiency Ratio reflects non-interest expense (excluding amortization expense associated with intangible assets and merger-related expenses) as a percentage of fully taxable equivalent net interest income and non-interest revenues (excluding gains or losses from securities transactions and merger-related gains) (2) Excludes merger-related gains and expenses and amortization expense associated with intangible assets. (3) Annual and quarterly PPNR to Risk Weighted Assets calculated using average of quarterly reported RWA balances after 2017. Average RWA is calculated using the average of year end balances for 2016.

Stable Adjusted Net Interest Margin Trends Net Interest Income 0 Net Interest Margin Notes: (1) The impact to NIM from excess cash balances is calculated by comparing the sum of Federal funds sold and agreements to resell securities, interest earnings deposits at banks and trading assets at the end of each quarter to the sum at December 31, 2019. Given the low-rate environment these interest-earning cash balances had a negligible impact on NII. (2) Adjusted NII and NIM excludes the impact from PPP, excess cash and cash flow hedges. In addition to low rates, excess cash balances(1), PPP, and swaps were the main drivers of NIM volatility during the crisis Adjusted(2) NIM has been stable to slightly higher over the last five quarters Excess cash(1) had a negative 64 bps impact on NIM in 1Q but only a modest impact to NII Recent declines in reported net interest income have been driven by lower swap income and volatility in PPP income Adjusted(2) net interest income has been stable to higher over the last year Benefits from higher rates to significantly outweigh expected declines in both PPP and swap income in 2Q22

Diversity in Mortgage Banking Revenues

Reconciliation of GAAP and Non-GAAP Measures

Reconciliation of GAAP and Non-GAAP Measures

Reconciliation of GAAP and Non-GAAP Measures Notes: Numbers may not foot due to rounding

M&T Peer Group PNC Financial Services Group, Inc. Comerica Incorporated Regions Financial Corporation Fifth Third Bancorp Huntington Bancshares Incorporated Zions Bancorporation, NA KeyCorp Truist Financial Corporation U.S. Bancorp M&T Bank Corporation Citizens Financial Group, Inc. First Horizon National Corporation